                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) December 18, 2000

                             UNITED RENTALS, INC.
                     UNITED RENTALS (NORTH AMERICA), INC.
            (EXACT NAME OF REGISTRANTS AS SPECIFIED IN ITS CHARTER)

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         Delaware                                  1-14387                      06-1522496
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         Delaware                                  1-13663                      06-1493538
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(State or Other Jurisdiction of           (Commission file Number)             (IRS Employer
       Incorporation)                                                       Identification No.)
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Five Greenwich Office Park, Greenwich, Connecticut 06830
(Address of Principal Executive Offices)   (Zip Code)

Registrant's telephone number, including area code (203) 622-3131

Four Greenwich Office Park, Greenwich, Connecticut 06830
(Former Address of Principal Executive Offices)

Item 5.  Other Events.

     The press release attached hereto as Exhibit 99.1 is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits

99.1  Press release issued by United Rentals, Inc. on December 18, 2000

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 18 day of December, 2000.


                                       UNITED RENTALS, INC.



                                       By: Michael J. Nolan
                                           ----------------
                                       Name:  Michael J. Nolan
                                       Title: Chief Financial Officer

Date: December 18, 2000